UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2020

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Macerich Company (the “Company”) held its annual meeting of stockholders on June 18, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected the ten nominees listed below to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and (3) approved the compensation of the Company’s named executive officers.

Proposal	1: Election of Ten Directors to Serve Until the Next Annual Meeting of Stockholders and Until Their Respective Successors are Duly Elected and Qualified.

	For	Against	Abstentions	Broker Non- Votes
Peggy Alford	109,738,530	886,933	238,553	15,288,319
John H. Alschuler	109,899,650	713,332	251,034	15,288,319
Eric K. Brandt	103,305,847	7,306,357	251,812	15,288,319
Edward C. Coppola	109,747,958	875,234	240,824	15,288,319
Steven R. Hash	108,694,092	1,918,268	251,656	15,288,319
Daniel J. Hirsch	108,220,527	2,392,705	250,784	15,288,319
Diana M. Laing	108,935,346	1,687,410	241,260	15,288,319
Thomas E. O’Hern	109,961,889	657,121	245,006	15,288,319
Steven L. Soboroff	108,163,133	2,451,273	249,610	15,288,319
Andrea M. Stephen	106,998,379	3,623,317	242,320	15,288,319

Proposal 2:	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020.

For	Against	Abstentions
123,899,515	1,914,739	338,081

There were no broker non-votes for Proposal 2.

Proposal 3:	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non- Votes
105,357,884	5,146,892	359,240	15,288,319

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: ANN C. MENARD

June 24, 2020	/s/ Ann C. Menard
Date	Senior Executive Vice President,
Chief Legal Officer and Secretary